Exhibit (c)(4)

Goldman Sachs

Project Closeup: Board Update

Goldman, Sachs & Co.

7-Feb-2008

Goldman Sachs

Table of Contents

I. Process Update

II. Public Market Trading Analysis

III. Financial Analysis IV. LBO Analysis

Appendix A: Comparison of Selected Companies

Appendix B: Additional Exhibits

Appendix C: Leveraged Recapitalization / Stock Buyback Analysis

Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agents) may disclose to any and all persons the US federal income and state tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind.

Goldman Sachs

I. Process Update

Process Update 3

Goldman Sachs

Process Update

Process launched on October 23, 2007

5 sponsors invited to participate in phase 1. All submitted indications of interest. Sponsor D was eliminated from the process.

Based on inbound interest, three additional sponsors were invited to participate in the process and evaluated phase 1 diligence information. All three submitted indications of interest. Sponsor G was eliminated from the process.

Over the last few weeks, 2 sponsors indicated a potential inability to get to a final bid at reasonably attractive values and were removed from the process.

Getty Investments and its advisor, Allen & Co. were allowed access to data room information and management to evaluate their view on their potential participation in a potential transaction. They have not been allowed access to any of the bidders.

Private equity bidders have been prohibited from discussing rollover, incentive and employment opportunities with management and Getty Investments.

Strategic buyers were contacted during the week of January 14th (Strategic Party A and Strategic Party B). Additional strategic buyers have made inbound inquiries after the leak of the transaction in NY Times on January 21 (Reuters, Strategic Party C, Discovery Communications, Thomson, NBC)

— All have declined to participate in the process after initial discussions except for Strategic Party C. An NDA has been executed.

— One additional strategic party indicated an interest in partnering with potential buyer(s).

Since the press leak on January 21, GS has taken a number of inbound calls from other private equity firms, none of which, after careful consideration, have been added to the process.

H&F and Sponsor C submitted bids on Feb 4

— H&F: $32.75, with committed financing

— Sponsor C: $30.00, without financing

Process Update 4

Goldman Sachs

Overview of Proposals

Premium and Multiples Analysis

($ in millions, except per share amounts)

		Current Market (1):	H&F	Sponsor C
Price Per Share (2)		**$ 26.72**	**$ 32.75**	**$ 30.00**
Premium Analysis				
Current ($ 26.72)		0.0%	22.6%	12.3%
10 Day Average ($ 25.49)		4.8%	28.5%	17.7%
Undisturbed Price 18-Jan-08 ($ 21.94)		21.8%	49.3%	36.7%
30 Day Average ($ 25.08)		6.6%	30.6%	19.6%
90 Day Average ($ 28.14)		(5.0)%	16.4%	6.6%
180 Day Average ($ 28.76)		(7.1)%	13.9%	4.3%
1 Year Average ($ 39.26)		(31.9)%	(16.6)%	(23.6)%
FD Share Count (2)		60.9	61.0	60.9
Equity Value		$ 1,628	$ 1,999	$ 1,828
Net Debt - Current (3)		(19)	(19)	(19)
Enterprise Value		1,608	1,979	1,809
Multiples Analysis				
EBITDA	Metric (4)			
CY2007A (Adj)	$ 314	5.1x	6.3x	5.8x
CY2008E:				
Mgmt Plan	$ 343	4.7x	5.8x	5.3x
IBES	$ 324	5.0x	6.1x	5.6x
EPS				
CY2007A	$ 2.22	12.0 x	14.8 x	13.5 x
CY2008E:				
Mgmt Plan	$ 2.25	11.9 x	14.6 x	13.3 x
IBES	$ 2.06	13.0 x	15.9 x	14.6 x

Note: GYI management and IBES EBITDA add back ESO expense of $14.3mm and $19.8mm for 2007 and 2008, respectively, per GYI management. GYI management and IBES EPS estimates include ESO expense.

[1] As of 4-Feb-2008

[2] Share count and options per GYI management as of 1-Feb-2008

[3] Cash and debt as of 31-Dec-2007 per GYI management

[4] Source: Management plan per GYI management. IBES median estimates

Process Update 5

Goldman Sachs

Overview of Proposals

Ability to Pay Analysis

($ in millions, except per share amounts)

Current Market (1):

H&F

Price Per Share $ 26.72 $ 32.75

Premium to Market 0.0% 22.6%

Equity Value (2) $ 1,628 $ 1,999

Net Debt - Current (3) (19) (19)

Enterprise Value (2) Metric 1,608 1,979

Multiple 2007A EBITDA - LTM December $ 314 5.1x 6.3x

Total Uses

Equity + Total Debt $2,344

Expenses 50

Pro Forma Cash 50

Total Uses $ 2,444

Total Sources

Cash $364

Total Cash $364

New Debt 960

New Equity Required 1,119

Equity as % of Total Cap (3) 53.8%

Total Sources $2,444

Note: Cash and debt as of 31-Dec-07. Sponsor C did not submit committed financing with their proposal.

1 As of 04-Feb-2008

2 All capitalization information per GYI management. Share count includes RSUs and options (TSM) as of 1-Feb-2008 per GYI management

3 Defined as equity required as a percentage of total sources - cash

Process Update 6

Goldman Sachs

Market Developments Since Phase 1 Proposals

Phase 1 Proposals Received on November 26, 2007

Absolute Stock Price Performance

$30

$28

$26

$24

$22

$20

Closing Price (USD)

(7.3%) Change Over Period

Average = $27.17

$26.72

26-Nov- 10-Dec- 24-Dec- 7-Jan- 21-Jan- 4-Feb-

2007 2007 2007 2008 2008 2008

Daily from 26-Nov-2007 to 04-Feb-2008

Relative Stock Price Performance

110%

100%

90%

80%

70%

Indexed Price

(0.8%)

(1.9%)

(7.3%)

26-Nov- 10-Dec- 24-Dec- 7-Jan- 21-Jan- 4-Feb-

2007 2007 2007 2008 2008 2008

Daily from 26-Nov-2007 to 04-Feb-2008

Getty Images Inc Dow Jones Indus. Avg S&P 500 Index

Source: FactSet

Process Update 7

Goldman Sachs

Market Developments Since Phase 1 Proposals

Phase 1 Proposals Received on November 26, 2007

LCDX

Last 6 Months

480

440 66.2% Change Over Period 444

400

360

320

280

240 Average = 286 bps

200

160

Spread (bps)

Aug- Sep- Oct- Nov- Dec- Jan- Feb-

2007 2007 2007 2007 2007 2008 2008

Daily from 06-Aug-2007 to 04-Feb-2008

Since Phase 1 Proposals

450 26.9% Change Over Period 444

420

390

360

330 Average = 340 bps

300

270

Spread (bps)

26-Nov- 13-Dec- 30-Dec- 16-Jan- 2-Feb-

2007 2007 2007 2008 2008

Daily from 26-Nov-2007 to 04-Feb-2008

Source: FactSet (GS Trader Marks)

Note: North American Loan Credit Default Swap Index (LCDX) covers 100 individual companies with unsecured debt trading in broad secondary markets

Process Update 8

Goldman Sachs

Market Developments Since Phase 1 Proposals

Phase 1 Proposals Received on November 26, 2007

NTM P/E



14x
13x
12x
11x
10x
NTM-Next 4 Quarters P/E Multiple
Average = 12.7x
13.0x
26-Nov-2007
10-Dec-2007
24-Dec-2007
7-Jan-2008
21-Jan-2008
4-Feb-2008
Daily from 26-Nov-2007 to 04-Feb-2008

LTM EBITDA



6.2x
5.9x
5.5x
5.2x
4.9x
4.6x
4.3x
LTM EBITDA Multiple
Average = 5.3x
5.1x
26-Nov-2007
10-Dec-2007
24-Dec-2007
7-Jan-2008
21-Jan-2008
4-Feb-2008
Daily from 26-Nov-2007 to 04-Feb-2008

Source: FactSet
Note: EBITDA adjusted to add back ESO expenses of $15.3mm (2006) and $14.3mm (2007). After Jan 1, 2008, LTM EBITDA based on 2007 actual EBITDA adjusted for $14.3mm ESO expense and $6.0mm in non-recurring items.

Process Update 9

Goldman Sachs

Market Developments Since Phase I Proposals

Then vs. Now Multiples Analysis

	26-Nov-2007			4-Feb-2008							
	Stock Price	EV/EBITDA	PE	EV/EBITDA		PE		Stock Price		IBES LT	'08 PEG
		2007	2008	2007	% Change	2008	% Change		% Change	Growth Rate	Ratio
Getty Images Inc.	**$28.81**	**5.8x**	**12.8x**	**5.5x**	**(5.0%)**	**13.0x**	**1.3%**	**$26.72**	**(7.3%)**	**10.0%**	**1.3x**
Jupitermedia Corp.	$3.59	7.7x	29.9x	7.4x	(4.5%)	28.9x	(3.5%)	$3.32	(7.5%)	10.0%	2.9x
Related Companies											
Adobe Systems Inc.	$40.90	16.0x	22.2x	11.9x	(25.3%)	19.0x	(14.6%)	$35.21	(13.9%)	15.0%	1.3x
Avid Technology Inc.	25.33	11.6	16.3	11.1x	(4.4%)	25.1	53.3%	20.04	(20.9%)	12.0%	2.1
Harte Hanks	16.00	6.6	11.9	6.9x	5.6%	12.8	7.6%	16.45	2.8%	10.5%	1.2
Interpublic Group of Companies Inc.	9.00	9.9	17.6	10.3x	4.0%	17.9	1.7%	8.97	(0.3%)	10.0%	1.8
Omnicom Group Inc.	46.10	9.6	14.0	9.8x	1.7%	14.2	1.5%	47.01	2.0%	12.0%	1.2
WPP Group plc	12.19	8.6	11.6	9.1x	6.4%	12.6	8.4%	12.56	3.0%	11.0%	1.1
Mean		10.4x	15.6x	9.9x	(2.0%)	16.9x	9.7%		(4.6%)	11.7%	1.4x
Median		9.8	15.2	10.0	2.9%	16.1	4.6%		0.8%	11.5%	1.2x
Overall Comparative Metrics											
Mean		10.0x	17.7x	9.5x	(2.4%)	18.6x	7.8%		(5.0%)	11.5%	1.7x
Median		9.6	16.3	9.8	1.7%	17.9	1.7%		(0.3%)	11.0%	1.3x

Source: Latest publicly available financial statements. Enterprise Value based on diluted shares outstanding. EBITDA and EPS are based on IBES median estimates and/or other Wall Street research.
All research estimates have been calendarized to December.
Note: EBITDA is not adjusted for ESO expense or one-time items.

Process Update 10

Recent Leveraged Loan Market Conditions
As of February 4, 2008

- 5 deals launched for $2.8 billion in the past week, up in number and volume from the 3 deals that launched for $564 million in the previous week
- Blackstone announced that it was doubtful that regulators would approve Alliance Data's $7.8 billion LBO financing. The removal of Alliance Data dropped the forward calendar to $153 billion
- Single-B spreads widened by 11 bps to L+460, while Double-B spreads remained unchanged at L+298
- Bleak economic tone continued to strain the secondary market:
  - **LCDX9:** Despite a modest mid-week recovery from a record low of 92.5, the index ended this past week at 93.09
  - **Cash:** Average secondary bids took a turn for the worse this past week, plunging to 88.98, marking the first time that secondary bids have traded in the optically significant sub-90's context
  - **Alltel, First Data and TXU:** The cash bellwethers all traded below 90.0, showing investor's lack of confidence in even the largest LBO's

Monthly New-Issue Volume



$90 bn
$80 bn
$70 bn
$60 bn
$50 bn
$40 bn
$30 bn
$20 bn
$10 bn
$0 bn
Institutional
Pro Rata
$23
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08

2007 Forward Calendar



$250 bn
$200 bn
$150 bn
$100 bn
$50 bn
$ bn
$153
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08

Source: *Standard and Poor's Leveraged Commentary & Data, Markit, Bloomberg, GS Internal*

Process Update 11

Goldman Sachs

Recent Leveraged Loan Market Conditions

Market Technicals

Average Secondary Pricing

101.0

99.0

97.0

ASK 89.83

95.0

93.0

91.0

BID 88.98

89.0

87.0

Sep-06 Nov-06 Dec-06 Feb-07 Mar-07 May-07 Jun-07 Jul-07 Sep-07 Oct-07 Dec-07 Jan-08

LCDX9 Spread vs. Price

101.0 449 bps 475 bps

Series 9 Price Series 9 Spread

100.0

425 bps

99.0

98.0 375 bps

97.0

325 bps

96.0

275 bps

95.0

94.0 225 bps

93.0

175 bps

92.0 93.09

91.0 125 bps

3- 10- 17- 24- 31- 7- 14- 21- 28- 5- 12- 19- 26- 2- 9- 16- 23- 30-

Oct Oct Oct Oct Oct Nov Nov Nov Nov Dec Dec Dec Dec Jan Jan Jan Jan Jan

Average New Issue Spreads

All-in BB Pricing All-in B Pricing

500 bps

460 bps

450 bps

400 bps

350 bps

298 bps

300 bps

250 bps

200 bps

150 bps

100 bps

Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08

3-Month LIBOR

5.00%

4.50%

4.00%

3.50%

3.09%

3.00%

1/2 1/4 1/6 1/8 1/10 1/12 1/14 1/16 1/18 1/20 1/22 1/24 1/26 1/28 1/30 2/1

Source: Standard and Poor’s Leveraged Commentary & Data, Markit, Bloomberg, GS Internal

Process Update 12

Goldman Sachs

High Yield Market Update

Recent New Issue Market and Backlog

The high yield primary market had 2 deals pricing for $6.5 billion, the vast majority of which backed the financing for Harrah’s jumbo LBO

After funding $6.3 billion Harrah’s bonds, the underwriters sold roughly $1.2 billion bonds in a large block trade to a single buy-and-hold account

Amid the turbulent market conditions this year, accounts continue to require considerable new issue premiums to insulate themselves from further volatility

Investors remain focused on the considerable LBO forward calendar that tops $60 billion of financing expected to come to market in the next few months

Economic worries, pending US recession, and bank loan market weakness continue to drive high yield market sentiment

Investors are still focused on the considerable overhang that remains in the forward calendar ($225bn+ between bank and bond)

Market Conditions Strengthen, Spreads Mixed

Equity markets rallied considerably last week as the central bank cut both the Fed Funds rate and discount rate by 50 bps to 3.0% and 3.5%, respectively

Economic data was mixed with home sales unexpectedly falling to a 12-year low and anemic fourth quarter GDP growth elevating recessionary concerns

The high yield market has witnessed perpetual mutual fund outflows in 2008 after continued outflows in the later half of 2007

Default rates for high yield issuers ended at 0.86%, the lowest level since 1981

High Yield Market Statistics

Volume of Issuance: $7.4 bn YTD in 2008 vs. $13.4 bn YTD in 2007

Average Deal Size: $1,846 mm YTD in 2008 vs. $436 mm YTD in 2007

Average Yield: 10.400% YTD in 2008 vs. 8.445% YTD in 2007

Market Indicators

Treasuries slumped modestly this week, with the yield on the 10-year benchmark Treasury weakening 4 bps from 3.59% to 3.55%

The yield on the 30-year Treasury weakened 5 bps, ending at 4.31%

Single-B and Double-B Indices

600

500

400

300

200

100

0

2/1/05 8/1/05 2/1/06 8/1/06 2/1/07 8/1/07 2/1/08

CDX BB Index CDX B Index

High Yield Market Volume

$174

$165

160 $153

120 $111

80

40

$13

$7

0

($ billions)

2004 2005 2006 2007 YTD 2007 YTD 2008

Process Update 13

Goldman Sachs

II. Public Market Trading Analysis

Public Market Trading Analysis 14

Goldman Sachs

Historical Events & Performance

($ in millions)



Analog Era
Period of Transformation
Digital Era
Jul 1996: IPO at $10/share
Feb 1998: With acquisition of Photo disc enters into royalty – free market. First meaningful digital (CD) offering
Feb 1998: NYSE IPO at $21/share
May 1999: Acquisition of Art.com
Nov 1999: Acquisition of Image Bank
Mar 2000: Acquisition of Visual Communications Group
Oct 2001: Launch of gettyimages.com provides meaningful enhancement of e-commerce capabilities
Apr 2005: Acquisition of Digital Vision to expand royalty-free offering, at a higher margin due to large proportion of wholly-owned content
Feb 2006: Acquisition of iStock
Apr 2007: Acquisition of WireImage
$85
$16
$101
$19
$185
$35
$248
$35
$485
$94
$451
$94
$463
$125
$523
$165
$622
$227
$733
$286
$807
$314
$858
$314
$27
18.4%
19.2%
19.1%
14.1%
19.5%
20.8%
27.1%
31.5%
36.4%
38.9%
38.9%
36.6%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Revenue
EBITDA
EBITDA Margin
Stock Price

Note: 2006 EBITDA excludes restructuring costs

Public Market Trading Analysis 15

Goldman Sachs

EBITDA and P/E Multiples – Past 10 Years

LTM EBITDA

90.0x

80.0x

70.0x

60.0x

50.0x

40.0x

30.0x

20.0x

10.0x

0.0x 5.5x

EV/LTM EBITDA (x)

Feb- Feb- Feb- Jan-2004 Jan-2006 Jan-2008

1998 2000 2002

Daily From 11-Feb-1998 to 04-Feb-2008

NTM P/E1

80.0x

70.0x

60.0x

50.0x

40.0x

30.0x

20.0x

13.0x

10.0x

0.0x

NTM PE Ratio (x)

Feb- Feb- Feb- Jan- Jan- Jan-

1998 2000 2002 2004 2006 2008

Daily From 11-Feb-1998 to 04-Feb-2008

Source: FactSet

Note: LTM EBITDA is not adjusted for ESO or one-time items

1 Breaks in data represent negative or not meaningful P/E multiples.

Public Market Trading Analysis 16

Goldman Sachs

Historical Stock Price Performance

Averages: Last Month Three Months Six Months One Year Three Year

Getty $25.08 $28.14 $28.76 $39.26 $58.60

3 Year

$100

$90

$80

$70

Average = $58.60

$60

$50

$40

$30

$26.72

$20

Closing Price (USD)

Feb- Jul- Dec- Apr- Sep- Feb- Jul- Dec-

2005 2005 2005 2006 2006 2007 2007 2007

Daily from 04-Feb-2005 to 04-Feb-2008

1 Year

$60

$50

Average = $39.26

$40

$30

$26.72

$20

Closing Price (USD)

Feb- Mar- May- Jul- Aug- Oct- Nov- Jan-

2007 2007 2007 2007 2007 2007 2007 2008

Daily from 02-Feb-2007 to 04-Feb-2008

Source: FactSet

Public Market Trading Analysis 17

Goldman Sachs

Relative Stock Price Performance

Phase 1 Proposals to Undisturbed

120%

110%

100%

(1.8%)

(5.1%)

(5.8%)

(7.9%)

90% (9.8%)

(13.4%)

80% (20.5%)

(23.8%)

70% (26.0%)

Indexed Price

26-Nov-2007 13-Dec-2007 30-Dec-2007 16-Jan-2008

Daily from 26-Nov-2007 to 18-Jan-2008

3 Months

110%

100%

(8.8%)

90% (7.5%)

(9.2%)

(13.9%)

(17.5%)

(14.0%)

80%

(15.7%)

70%

(27.3%)

(30.7%)

60%

50%

Indexed Price

6-Nov-2007 6-Dec-2007 5-Jan-2008 4-Feb-2008

Daily from 06-Nov-2007 to 04-Feb-2008

Getty Images Inc Related Companies Newspaper Companies Radio Companies Music Companies Television Stations S&P 500 Index Nasdaq Composite Index Dow Jones Indus. Avg

Source: FactSet

Note: Related companies include: Adobe, Avid Technology, Jupitermedia, Omnicom, Interpublic, WPP, Harte Hanks; Newspaper Companies include: Gannett, McClatchy, The New York Times, EW Scripps, Washington Post, Belo, GateHouse Media, Lee Enterprises, Media General; Radio Companies include: Citadel, Cox Radio, Cumulus Media, Entercom Communications; Music Companies include: Live Nation, Warner Music Group; Television Stations include: Entravision, Hearst-Argyle, LIN Television, Sinclair Broadcast Group

Public Market Trading Analysis 18

Goldman Sachs

Relative Stock Price Performance

Continued

1 Year

140%

120%

100% (0.2%)

(3.6%)

(4.6%)

(10.6%)

80%

(28.3%)

(37.4%)

60%

(47.3%)

(51.2%)

40% (56.7%)

20%

Indexed Price

Feb-2007 May-2007 Aug-2007 Nov-2007 Feb-2008

Daily from 06-Feb-2007 to 04-Feb-2008

3 Year

220%

190%

160%

130%

17.9%

14.8%

14.2%

100%

(12.1%)

(17.3%)

70% (27.7%)

(51.3%)

(55.7%)

40%

(62.7%)

10%

Indexed Price

Feb-2005 Nov-2005 Aug-2006 May-2007

Daily from 04-Feb-2005 to 04-Feb-2008

Getty Images Inc Related Companies Newspaper Companies Radio Companies Music Companies Television Stations S&P 500 Index Nasdaq Composite Index Dow Jones Indus. Avg

Source: FactSet

Note: Related companies include: Adobe, Avid Technology, Jupitermedia, Omnicom, Interpublic, WPP, Harte Hanks; Newspaper Companies include: Gannett, McClatchy, The New York Times, EW Scripps, Washington Post, Belo, GateHouse Media, Lee Enterprises, Media General; Radio Companies include: Citadel, Cox Radio, Cumulus Media, Entercom Communications; Music Companies include: Live Nation, Warner Music Group; Television Stations include: Entravision, Hearst-Argyle, LIN Television, Sinclair Broadcast Group

Public Market Trading Analysis 19

Goldman Sachs

Historical LTM EBITDA Multiples

Average

Last 3 years 12.2 x

Last 1 year 7.5 x

Last 6 months 5.7 x

3 Year

22x

20x

18x

16x

14x

Average = 12.2x

12x

10x

8x

6x

5.1x

4x

2x

LTM EBITDA Multiple

Feb-2005 Nov-2005 Aug-2006 May-2007 Feb-2008

Daily from 04-Feb-2005 to 04-Feb-2008

1 Year

12x

11x

10x

9x

8x Average = 7.5X

7x

6x

5x 5.1x

4x

LTM EBITDA Multiple

Feb-2007 May-2007 Aug-2007 Nov-2007 Feb-2008

Daily from 02-Feb-2007 to 04-Feb-2008

Source: FactSet per latest publicly available financials

Note: EBITDA adjusted to add back $15.3mm (2006) and $14.3mm (2007). After Jan 1, 2008, LTM EBITDA based on 2007 actual EBITDA adjusted for $14.3mm ESO expense and $6.0mm in non-recurring items.

Public Market Trading Analysis 20

Goldman

Sachs

Historical LTM EBITDA Multiples

Average for: 5 years 1 year 6 months

Getty 13.3 x 7.6 x 5.8 x

Related Companies 12.6 x 10.4 x 9.8 x

Newspaper Companies 10.0 x 8.4 x 7.8 x

Radio Companies 14.0 x 10.7 x 9.6 x

Music Companies 10.0 x 9.0 x 7.9 x

Television Stations 10.4 x 9.4 x 8.9 x

5Year

EV/ LTM Ebitda (x)

24x

21x

18x

15x

12x

9x

6x

3x

9.2x

8.8x

8.8x

7.5x

7.3x

5.5x

Feb-2003 May-2004 Aug-2005 Nov-2006 Feb-2008

Daily from 04-Feb-2003 to 04-Feb-2008

1 Year

EV/ LTM Ebitda (x)

15x

13x

11x

9x

7x

5x

3x

9.2x

8.8x

8.8x

7.5x

7.3x

5.5x

Feb-2007 May-2007 Aug-2007 Nov-2007 Feb-2008

Daily from 04-Feb-2007 to 04-Feb-2008

Getty Images Inc Related Companies Newspaper Companies Radio Companies Music Companies Television Stations

Source: FactSet.

Note: Related companies include: Adobe, Avid Technology, Jupitermedia, Omnicom, Interpublic, WPP, Harte Hanks; Newspaper Companies include: Gannett, McClatchy, The New York Times, EW Scripps, Washington Post, Belo, GateHouse Media, Lee Enterprises, Media General; Radio Companies include: Citadel, Cox Radio, Cumulus Media, Entercom Communications; Music Companies include: Live Nation, Warner Music Group; Television Stations include: Entravision, Hearst-Argyle, LIN Television, Sinclair Broadcast Group

Public Market Trading Analysis 21

Goldman

Sachs

Historical Next Twelve Months (NTM) P/E Multiples

Average for: 5 years 1 year 6 months

Getty 28.3 x 16.2 x 13.2 x

Related Companies 23.1 x 21.4 x 20.8 x

Newspaper Companies 18.9 x 17.7 x 16.4 x

Radio Companies 22.9 x 16.6 x 14.2 x

Television Stations 28.8 x 30.3 x 26.4 x

5Year

NTM-Next 4 Quarters P/E Multiple

50x

40x

30x

20x

10x

0x

26.4x

16.8x

15.9x

13.0x

10.6x

Feb-2003 May-2004 Aug-2005 Nov-2006 Feb-2008

Daily from 20-Feb-2003 to 04-Feb-2008

1 Year

NTM-Next 4 Quarters P/E Multiple

50x

40x

30x

20x

10x

0x

26.4x

16.8x

15.9x

13.0x

10.6x

Feb-2007 May-2007 Aug-2007 Nov-2007 Feb-2008

Daily from 15-Feb-2007 to 04-Feb-2008

Getty Images Inc Related Companies Newspaper Companies Radio Companies Television Stations

Source: FactSet.

Note: Related companies include: Adobe, Avid Technology, Jupitermedia, Omnicom, Interpublic, Harte Hanks; Newspaper Companies include: Gannett, McClatchy, The New York Times, EW Scripps, Washington Post, Belo, GateHouse Media, Lee Enterprises, Media General; Radio Companies include: Citadel, Cox Radio, Cumulus Media, Entercom Communications; Television Stations include: Entravision, Hearst-Argyle, LIN Television, Sinclair Broadcast Group

1 Breaks in data represent negative or not meaningful P/E multiples. Music Companies not shown because of lack of meaningful data.

Public Market Trading Analysis 22

Goldman

Sachs

Research Analysts’ Views

GYI EPS Estimates & Recommendations

GYI EPS Estimates & Recommendations

Broker Date Rating FY 2008E EPS FY 2009E EPS

Argus Research Corp 30-Jan-2008 Hold $ 2.36 2.46

Canaccord Adams 4-Feb-2008 Hold $ 2.05 -

Citigroup 20-Nov-2007 Hold $ 2.32 2.45

Deutsche Bank 1-Feb-2008 Hold $ 2.05 -

Global Crown Capital 20-Nov-2007 Hold 2.33 -

Goldman Sachs 1-Feb-2008 - 2.00 2.19

JPMorgan 1-Feb-2008 Hold 2.08 -

Kaufman Brothers 1-Feb-2008 Hold 1.76 1.69

Lehman Brothers 1-Feb-2008 Hold 2.00 2.10

Natixis Bleichroeder 1-Feb-2008 Hold 1.92 1.73

Oppenheimer & Co. 1-Feb-2008 Hold 2.07 2.25

Pacific Crest Securities 5-Nov-2007 - 2.25 -

Piper Jaffray 1-Feb-2008 Hold 2.15 2.27

Robert W. Baird & Co. 4-Feb-2008 Hold 2.04 2.25

Thomas Weisel Partners 1-Feb-2008 Hold 1.94 2.10

William Blair & Co. 1-Feb-2008 Strong Buy 2.07 -

Mean $ 2.09 $2.15

Median 2.06 2.22

04-Feb-2008: $26.72 Median: $29.00

Citigroup (20-Nov-2007) Canaccord Adams (04-Feb-2008) Thomas Weisel Partners (1-Feb-2008) Lehman Brothers (1-Feb-2008) Global Crown Capital (20-Nov-2007) Robert W. Baird & Co.

(4-Feb-2008) Goldman Sachs (01-Feb-2008) Piper Jaffray (1-Feb-2008) Natixis Bleichroeder (1-Feb-2008) Deutsche Bank (1-Feb-2008) Kaufman Brothers (1-Feb-2008)

$37

$35

$32

$31

$30

$29

$29

$27

$26

$25

$24

Avg. $26.02

Present Value1

$32.64

$30.87

$28.23

$27.35

$26.46

$25.58

$25.58

$23.82

$22.49

$22.05

$21.17

$22 $24 $26 $28 $30 $32 $34 $36 $38

Evolution of Research Analysts Recommendation for GYI

September 2006

Strong Buy 22%

Hold 61%

Buy 17%

December 2006

Strong Buy 20%

Hold 80%

September 2007

Underperform 6%

Strong Buy 6%

Buy 6%

Hold 83%

4-Feb-2008

Strong Buy 7%

Hold 93%

Source: FactSet, Wall Street research and Bloomberg.

1 Present value of target price calculated assuming a 12 month price target discounted back to today (4-Feb-08) at illustrative GYI cost of equity of 13.4%.

Public Market Trading Analysis 23

Goldman

Sachs

Research Analysts’ Views

Comments

Opportunities

“We do believe iStockPhoto continues to be undervalued by investors. In 2008 we estimate iStock could contribute $95.1mm in revenue.” (Thomas Weisel, 1-Feb-2008)

“Getty has been investing aggressively in an effort to build out additional revenue streams through internal investment and acquisitions. As a result of this focus, the company is much better diversified than several years back and now boasts operations in areas outside of creative still single imagery…” (William Blair, 1-Feb-2008)

“While we believe it is too early to declare that the company’s core CSSI business has found a bottom, the fourth quarter offered up some encouraging signs of hope that a bottom may be near.”

(William Blair, 1-Feb-2008)

“Despite the challenges at Getty, its business model remains compelling and capable of generating significant amounts of free cash flow (FCF).” (William Blair, 1-Feb-2008)

“Film in particular could become an important driver in the future as technology on the internet and handheld devices makes film a more and more viable alternative to stills in Getty’s traditional end markets.” (Robert W. Baird, 1-Feb-2008)

“The Editorial segment showed 50% year-over-year growth. We expect that 2008 being an election and Olympic year that the Editorial area will continue to be a highlight for the company.” (Kaufman, 1-Feb-2008)

“Getty remains by far the leader of the stock photography industry, with revenues three times greater than its biggest competitor, Corbis.” (Robert W. Baird, 1-Feb-2008)

Risks

“The broader issues around the use of imagery within the advertising and media environment remain largely unchanged since last year as we continue to see pressure related to micro-payment substitution, competition and changes in purchasing patterns.” (Thomas Weisel, 1-Feb-2008)

“We believe the steps management has taken to improve the business have helped to offset a further acceleration of declines. While we view this as a positive, we believe it too early to call stabilization in the core business.” (Lehman Brothers, 1-Feb-2008)

“iStock is growing rapidly (84% yr-yr increase in downloads in the recent 3Q07) and Getty is well positioned to benefit from this trend. The unknown, however, is the extent to which micropayments will cannibalize traditional RF.” (Robert W. Baird, 1-Feb-2008)

“A downturn in the advertising market could negatively affect demand for the company’s photographic images, which are used primarily in marketing and advertising campaigns. Specifically, the stock photography market saw decreased demand during the 2001–2003 advertising market slump. Similarly, a failure of the Internet to develop as an advertising medium may result in our revenue estimates and 12-month target price not being achieved.” (Natixis Bleichroeder, 1-Feb-2008)

“Competition from existing firms or new entrants may affect the pricing structure of the industry or result in a loss of market share for Getty.” (Natixis Bleichroeder, 1-Feb-2008)

“With over half of Getty’s revenue non-U.S. dollar-denominated, currency fluctuations may negatively affect our financial forecasts.” (Natixis Bleichroeder, 1-Feb-2008)

Public Market Trading Analysis 24

Goldman

Sachs

III. Financial Analysis

Financial Analysis 25

Goldman

Sachs

Comparison of Historical Performance & Mgmt Estimates

Annual Revenue Growth %1,2

26.0%

12.3%

8.4%

7.9%

20.6%

18.9%

13.8%

17.8%

16.4%

15.0%

10.3%

10.0%

6.5%

6.3%

1.8%

1.6%

9.6%	7.2% 7.9% 7.9% 7.0%

1997-2006 CAGR 2001-2006 CAGR 2007-2009E CAGR 2007-2012E CAGR 2004A 2005A 2006A 2007A 2008E 2009E 2010E 2011E 2012E

EBITDA Margin %

26.5%

32.3%

36.6%

37.3%

36.4%

38.9%

38.9%

36.6%

36.5%

36.8%

37.2%

37.8%

38.9%

1997-2006 Average Margin 2001-2006 Average Margin 2007-2009E Average Margin 2007-2012E Average Margin 2004A 2005A 2006A 2007A 2008E 2009E 2010E 2011E 2012E

Historical Management Plan Currency Neutral Growth Organic Growth

Source: GYI filings, Capital IQ, pre-audit 2007 actuals for historical per GYI management and GYI management for GYI estimates; GYI estimates for EBITDA exclude one-time items as well as ESO expenses added back in the amount of $0.6mm, $1.3mm, $15.3mm, $14.3mm, $19.8mm, $20.2mm, $20.7mm, $21.3mm and $21.8mm for 2004-2012, respectively. Currency neutral and organic growth per GYI management.

1 Currency neutral revenues based on the currency rates of their preceding year.

2 For years involving acquisition, organic revenue adds back estimated revenue tied to “stub period” prior to acquisition. For years prior to period acquired, “non-Getty” revenue is added based on available info per due diligence materials, historical revenue, etc.

Financial Analysis 26

Goldman

Sachs

IBES EPS Estimates Over Time vs. Stock Performance

EPS Estimate

$4.50

$4.00

$3.50

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$0.00

$2.28 2005A

$2.46 2006A

$2.22 2007A

$2.22 2009E

$2.06 2008E

$100.00

$90.00

$80.00

$70.00

$60.00

$50.00

$40.00

$30.00

$26.72

$20.00

$10.00

$00.00

Closing Stock Price

Feb-2005 Feb-2006 Feb-2007 Feb-2008

Monthly from 28-Feb-2005 to 04-Feb-2008

2005 2006 2007 2008 2009 Stock Price

Source: FactSet

Note: 2006-2007A EPS estimates exclude certain one-time costs (stock option review expenses, JUPM aborted transaction fees and professional fees related to a potential transaction) and a loss in short term investments in 2006. 2008-2009E EPS estimates based on IBES median estimates.

Financial Analysis 27

Goldman Sachs

2007 Quarterly Results and Guidance Update

($ in millions except per share data)

	Q1	Q2	Q3	Q4
Guidance for Next Quarter				
Revenue – new	$218	$210	$210	$220
Revenue – previous Street	$210	$221	$213	$217
EPS – new	$0.58	$0.47	$0.48	$0.45
EPS – previous Street	$0.65	$0.61	$0.54	$0.54
Results				
Revenue - actual	$213	$218	$209	$218
Revenue - Street	$210	$219	$210	$210
Reported YoY growth	5.8%	6.5%	5.5%	7.1%
Currency neutral YoY growth	1.6%	2.4%	2.1%	1.0%
EPS – actual	$0.68	$0.57	$0.47	$0.49
EPS – Street	$0.61	$0.58	$0.47	$0.48
EPS – actual YoY growth	11.5%	(3.4)%	(24.2)%	(22.2)%

- Company estimate is that CY2007 revenue declined ~3% on an organic and currency neutral basis
- CY2008 guidance
  - CY2008 revenue of $900mm vs. previous street expectations of $884mm
  - CY2008 EPS of $2.00 to $2.10 vs. previous street expectations of $2.16

Source: GYI press releases and IBES

Note: EPS is pro forma EPS excluding one-time items. Summing quarterly EPS does not total to CY2007 EPS of $2.22 because of rounding.

Financial Analysis 28

Goldman Sachs

Projections Summary
Management Plan

	2006A	2007A	2008E	2009E	2010E	2011E	2012E	'07E -'12E CAGR
Revenue	$806.6	$857.6	$940.0	$1,008.0	$1,087.7	$1,163.6	$1,255.7	7.9%
Growth %	10.0%	6.3%	9.6%	7.2%	7.9%	7.0%	7.9%	
Organic Growth	6.5%	1.6%						
EBITDA - Adjusted	$314.0	$313.8	$343.0	$371.3	$405.1	$440.1	$488.1	9.2%
Margin %	38.9%	36.6%	36.5%	36.8%	37.2%	37.8%	38.9%	
Growth %	10.0%	(0.1%)	9.3%	8.3%	9.1%	8.6%	10.9%	
EBIT - Adjusted	$226.0	$207.6	$221.8	$255.1	$301.4	$337.9	$389.7	13.4%
Margin %	28.0%	24.2%	23.6%	25.3%	27.7%	29.0%	31.0%	
Growth %	0.3%	(8.1%)	6.8%	15.0%	18.2%	12.1%	15.3%	
Unlevered free cash flow	$135.1	$176.4	$196.0	$213.4	$235.0	$256.7	$285.4	10.1%
Margin %	16.8%	20.6%	20.8%	21.2%	21.6%	22.1%	22.7%	
Growth %	(14.5%)	30.5%	11.1%	8.9%	10.1%	9.2%	11.2%	
Proforma EPS	$2.46	$2.22	$2.25	$2.55	$3.15	$3.60	$4.22	13.7%
Growth %	7.9%	(9.8%)	1.6%	13.0%	23.6%	14.3%	17.2%	

Source: GYI management
Note: EBITDA adjusted and Proforma EPS are adjusted for restructuring costs, ESO expenses and one-time adjustments related to JUPM aborted acquisition, stock option review expenses and fees related to potential transaction. EBIT adjusted excludes restructuring costs and one-time items related to stock option review and fees related to potential transaction. 2007A pro forma revenue growth adjusts 2006 and 2007 revenue to account for full year effects of acquisitions: 2006 adds revenue of $2.0mm, $2.7mm, $11.4mm, $39.1mm, $3.4mm for Stockbyte, iStockphoto, Punchstock, Wireimage and Pump acquisitions respectively; 2007 adds $5.0mm, $14.2mm and $2.6mm for Punchstock, Wireimage and Pump respectively (Source: GYI management).

Financial Analysis 29

Goldman

Sachs

Premia and Multiples at Various Share Prices

Management Plan

4-Feb-08

Getty

Trading Premium

23% 31% 40% 50% 59%

Implied Purchase Price Per Share $ 26.72 $ 32.75 $ 35.00 $ 37.50 $ 40.00 $ 42.50

Equity Consideration - Diluted $ 1,628 $ 1,999 $ 2,138 $ 2,294 $ 2,450 $ 2,606

Levered Consideration - Diluted 1,608 1,979 2,119 2,275 2,431 2,587

Premia Over Various Trading Periods

Averages

Current (4-Feb-08) $ 26.72 0.0% 22.6% 31.0% 40.3% 49.7% 59.1%

Last 10 Days 25.49 4.8% 28.5% 37.3% 47.1% 56.9% 66.7%

Undisturbed Price (18-Jan-08) 21.94 21.8% 49.3% 59.5% 70.9% 82.3% 93.7%

30 Day 25.08 6.6% 30.6% 39.6% 49.5% 59.5% 69.5%

90 Day 28.14 (5.0)% 16.4% 24.4% 33.3% 42.2% 51.0%

180 Day 28.76 (7.1)% 13.9% 21.7% 30.4% 39.1% 47.8%

1 Year 39.26 (31.9)% (16.6)% (10.8)% (4.5)% 1.9% 8.3%

Implied Multiples

Management Plan

Revenue CY2007A $ 858 1.9 x 2.3 x 2.5 x 2.7 x 2.8 x 3.0 x

CY2008E 940 1.7 2.1 2.3 2.4 2.6 2.8

EBITDA (adj.) CY2007A $ 314 5.1 x 6.3 x 6.8 x 7.2 x 7.7 x 8.2 x

CY2008E 343 4.7 5.8 6.2 6.6 7.1 7.5

EBITDA (adj.) - Capex¹ CY2007A $ 251 6.4 x 7.9 x 8.4 x 9.1 x 9.7 x 10.3 x

CY2008E 280 5.7 7.1 7.6 8.1 8.7 9.2

Cash EPS CY2007A $ 2.22 12.0 x 14.8 x 15.8 x 16.9 x 18.0 x 19.1 x

CY2008E 2.25 11.9 14.6 15.6 16.7 17.8 18.9

Street Estimates

Revenue CY2008E $ 895 1.8 x 2.2 x 2.4 x 2.5 x 2.7 x 2.9 x

Cash EBITDA CY2008E 324 5.0 6.1 6.5 7.0 7.5 8.0

EBITDA (adj.) - Capex¹ CY2008E 261 6.2 7.6 8.1 8.7 9.3 9.9

Cash EPS CY2008E 2.06 13.0 15.9 17.0 18.2 19.4 20.6

Source: FactSet, GYI management for 2007 pre-audit actuals, GYI management for management plan estimates. Street estimates per IBES median estimates.

Note: GYI management EBITDA adds back ESO expense of $14.3mm and $19.8mm for 2007 and 2008 respectively. 2007A EBITDA (adj) adds back $6.0mm for non-recurring items. GYI management and IBES EPS estimates include ESO expense

1 2007 Capex per GYI management (8k filed as of 31-Jan-2008); 2008E Capex per GYI management projections

Financial Analysis 30

Goldman Sachs

Illustrative Present Value of Future Stock Prices

($ per share)

Street Estimates

1 Year Forward P/E Multiple	Today	PV of '09E Share Price
	FY '08 EPS	FY '09 EPS
	$ 2.06	$ 2.22
10.0 x	$20.60	$19.58
11.0 x	$22.66	$21.54
12.0 x	$24.72	$23.50
13.0 x	$26.78	$25.46
14.0 x	$28.84	$27.42
15.0 x	$30.90	$29.38
16.0 x	$32.96	$31.33

Management Plan

1 Year Forward P/E Multiple	Today	PV of '09E Share Price	PV of '10E Share Price	PV of '11E Share Price	PV of '12E Share Price
	FY '08 EPS	FY '09 EPS	FY '10 EPS	FY '11 EPS	FY '12 EPS
	$ 2.25	$ 2.55	$ 3.15	$ 3.60	$ 4.22
10.0 x	$22.54	$22.46	$24.49	$24.70	$25.52
11.0 x	24.80	24.71	26.94	27.17	28.08
12.0 x	27.05	26.96	29.39	29.64	30.63
13.0 x	29.31	29.20	31.84	32.11	33.18
14.0 x	31.56	31.45	34.29	34.58	35.73
15.0 x	33.82	33.70	36.74	37.05	38.29
16.0 x	36.07	35.94	39.19	39.52	40.84

Source: 2008E and 2009E EPS estimates for Street based on the median of IBES estimates. Management plan estimates per GYI management
Note: Assumes illustrative cost of equity discount rate of 13.36% based on risk free rate of 4.83% (10 year average of 10 year Treasury as of 04-Feb-2008), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra historical beta)

Financial Analysis 31

Goldman Sachs

Illustrative 5-Year Discounted Cash Flow Analysis

Management Plan – Perpetuity Growth Method

($ per share)

Implied Share Price

WACC

Terminal Growth Rate

1.0% 1.5% 2.0% 2.5% 3.0%

10.0% $ 47.64 $ 49.68 $ 51.96 $ 54.56 $ 57.52

11.0% 43.00 44.59 46.35 48.32 50.53

12.0% 39.20 40.47 41.86 43.39 45.10

13.0% 36.04 37.07 38.19 39.41 40.76

14.0% 33.35 34.20 35.12 36.12 37.21

Implied Share Price1

Incremental FY08E - FY12E Operating Margin

Incremental FY08E-FY12E Annual Revenue Growth

(5.0%) (2.5%) 0.0% 2.5% 5.0%

(5.0%) $ 29.40 $ 31.90 $ 34.60 $ 37.53 $ 40.70

(2.5%) 31.83 34.57 37.54 40.76 44.26

0.0% 34.24 37.23 40.47 43.99 47.82

2.5% 36.65 39.88 43.40 47.22 51.38

5.0% 39.05 42.53 46.32 50.45 54.93

Implied FY08E-FY12E Revenue CAGR

2.9% 5.4% 7.9% 10.4% 12.9%

Source: Management plan estimates per GYI management

Note: Assumes mid-year convention discounting. WACC analysis suggests 11.93% based on risk free rate of 4.83% (10 year average of 10 year U.S. Treasury as of 4-Feb-2008), risk premium of 5.16% (Ibbotson) and GYI beta of 1.65 (Barra historical beta), cost of debt of 8.5% and current capitalization. Capex for FCF in terminal value calculation in perpetuity growth method is calculated as the sum of depreciation and amortization in 2012;

1 Assumes discount rate of 12.0% and 1.5% perpetuity growth. Incremental revenue growth and operating margin sensitivities show increase or decrease for each year of the GYI management plan. For example if management plan revenue growth in a given year is 10% and operating margin is 30%, in the (5.0%) case revenue growth and (5.0%) operating margin case, the sensitivity revenue growth is 5% and operating margin is 25%. The change applies to every year of the projected period CY2008-CY2012. Gross margins, D&A, capex, eso, and tax rates are constant with GYI management plan estimates for ‘08-’12.

Financial Analysis 32

Goldman Sachs

Illustrative 5-Year Discounted Cash Flow Analysis

Management Plan – Terminal Value Multiple Method ($ per share)

Implied Share Price

WACC

Terminal Multiple of 2012E EBITDA

4.5x 5.5x 6.5x 7.5x

10.0% $ 37.75 $ 42.61 $ 47.46 $ 52.32

11.0% 36.46 41.10 45.74 50.38

12.0% 35.22 39.66 44.10 48.53

13.0% 34.04 38.29 42.54 46.78

14.0% 32.91 36.99 41.05 45.11

Implied Share Price1

Incr. FY08E - FY12E

Operating Margin

Incremental FY08E-FY12E Annual Revenue Growth

(5.0%) (2.5%) 0.0% 2.5% 5.0%

(5.0%) $ 29.76 $ 31.99 $ 34.42 $ 37.05 $ 39.90

(2.5%) 31.93 34.38 37.04 39.93 43.07

0.0% 34.10 36.76 39.66 42.81 46.24

2.5% 36.26 39.14 42.28 45.69 49.40

5.0% 38.41 41.51 44.89 48.57 52.57

Implied ‘07-’12 Revenue CAGR

2.9% 5.4% 7.9% 10.4% 12.9%

Source: Management plan estimates per GYI management

Note: Assumes mid-year convention discounting for cash flows in CY2008-CY2012. Terminal value based on LTM EBITDA in year 5 is discounted 5 years. WACC analysis suggests 11.93% based on risk free rate of 4.83% (10 year average of 10 year U.S. Treasury as of 4-Feb-2008), risk premium of 5.16% (Ibbotson) and GYI beta of 1.65 (Barra historical beta), cost of debt of 8.5% and current capitalization.

1 Assumes discount rate of 12.0% and exit EBITDA multiple of 5.5x. Incremental revenue growth and operating margin sensitivities show increase or decrease for each year of the GYI management plan.

For example if management plan revenue growth in a given year is 10% and operating margin is 30%, in the (5.0%) case revenue growth and (5.0%) operating margin case, the sensitivity revenue growth is 5% and operating margin is 25%. The change applies to every year of the projected period CY2008-CY2012. Gross margins, D&A, capex, eso, and tax rates are constant with GYI management plan estimates for ‘08-’12.

Financial Analysis 33

Goldman Sachs

Illustrative 5-Year Discounted Cash Flow Analysis

2008 Sensitivity Analyses – Terminal Value Multiple Method[1]

($ per share)

Implied Share Price

2008E SG&A	2008E Revenue: $ 800	$ 850	$ 900	$ 940	$ 970
$ 354	$28.55	$32.54	$36.51	$39.66	$42.02
$ 344	29.60	33.58	37.54	40.69	43.05
$ 334	31.68	35.65	39.59	42.75	45.11
$ 324	34.79	38.74	42.68	45.83	48.20
Implied 2008 Revenue Growth	(6.7%)	(0.9%)	4.9%	9.6%	13.1%

2008 EBITDA Margins

2008E SG&A	2008E Revenue: $ 800	$ 850	$ 900	$ 940	$ 970
$ 354	30.3%	32.7%	34.9%	36.5%	37.6%
$ 344	31.5%	33.9%	36.0%	37.6%	38.6%
$ 334	32.8%	35.1%	37.1%	38.6%	39.6%
$ 324	34.0%	36.3%	38.2%	39.7%	40.7%

Management Plan

	2008E	'08E -'12E CAGR
Revenue	$ 940.0	7.5%
SG&A, incl. eso	$ 353.7	4.8%
EBITDA - Adjusted	$ 343.0	9.2%
EBIT - Adjusted	$ 221.8	15.1%

Source: Assumptions for 2008E Revenue and SG&A scenarios are per GYI management. Assumes growth rates for '09-'12 for revenue and SG&A are per GYI management plan estimates For example, if 2008E revenue and SG&A are $800mm and $354mm, respectively, the 2009-2012 revenue and SG&A would grow at the same rates of the management plan case off of 2008E revenue and SG&A of $800mm and $354mm, respectively. Gross margins, D&A, capex, eso, and tax rates are constant with GYI management plan estimates for '08-'12.

[1] *Assumes discount rate of 12.0%; Terminal value multiple method using 5.5x EBITDA exit multiple (LTM EBITDA (adj) multiple is 5.1 as of 04-Feb-2008)*

Financial Analysis 34

Goldman Sachs

Illustrative 5-Year Discounted Cash Flow Analysis

10% Currency Affected Revenue Scenario – Terminal Value Multiple Method ($ per share)

Implied Share Price

WACC

Terminal Multiple of 2012E EBITDA

4.5x 5.5x 6.5x 7.5x

10.0% $ 34.65 $ 39.18 $ 43.71 $ 48.23

11.0% 33.45 37.79 42.11 46.44

12.0% 32.30 36.46 40.60 44.74

13.0% 31.22 35.20 39.16 43.12

14.0% 30.18 34.00 37.79 41.58

Implied Share Price1

Incr. FY08E - FY12E

Operating Margin

Incremental FY08E-FY12E Annual Revenue Growth

(5.0%) (2.5%) 0.0% 2.5% 5.0%

(5.0%) $ 27.19 $ 29.26 $ 31.50 $ 33.93 $ 36.57

(2.5%) 29.25 31.52 33.99 36.66 39.57

0.0% 31.30 33.77 36.46 39.38 42.56

2.5% 33.34 36.02 38.93 42.10 45.55

5.0% 35.37 38.25 41.40 44.82 48.55

Source: Projections per GYI management

Note: Assumes mid-year convention discounting for cash flows in CY2008-CY2012. Terminal value based on LTM EBITDA in year 5 is discounted 5 years. WACC analysis suggests 11.93% based on risk free rate of 4.83% (10 year average of 10 year U.S. Treasury as of 4-Feb-2008), risk premium of 5.16% (Ibbotson) and GYI beta of 1.65 (Barra historical beta), cost of debt of 8.5% and current capitalization.

1 Assumes discount rate of 12.0% and exit EBITDA multiple of 5.5x. Incremental revenue growth and operating margin sensitivities show increase or decrease for each year of the GYI management 10% currency affected plan. For example if management plan revenue growth in a given year is 10% and operating margin is 30%, in the (5.0%) case revenue growth and (5.0%) operating margin case, the sensitivity revenue growth is 5% and operating margin is 25%. The change applies to every year of the projected period CY2008-CY2012. D&A, capex, eso, and tax rates are constant with GYI management plan estimates for ‘08-’12.

Financial Analysis 35

Goldman Sachs

Illustrative 5-Year Discounted Cash Flow Analysis

20% Currency Affected Revenue Scenario – Terminal Value Multiple Method ($ per share)

Implied Share Price

WACC

Terminal Multiple of 2012E EBITDA

4.5x 5.5x 6.5x 7.5x

10.0% $ 31.63 $ 35.80 $ 39.95 $ 44.09

11.0% 30.54 34.52 38.49 42.45

12.0% 29.49 33.31 37.11 40.90

13.0% 28.48 32.15 35.80 39.42

14.0% 27.53 31.05 34.54 38.01

Implied Share Price1

Incr. FY08E - FY12E

Operating Margin

Incremental FY08E-FY12E Annual Revenue Growth

(5.0%) (2.5%) 0.0% 2.5% 5.0%

(5.0%) $ 24.76 $ 26.60 $ 28.62 $ 30.81 $ 33.18

(2.5%) 26.69 28.74 30.97 33.39 36.01

0.0% 28.62 30.87 33.31 35.96 38.83

2.5% 30.55 32.98 35.64 38.52 41.66

5.0% 32.46 35.10 37.96 41.08 44.48

Source: Projections per GYI management

Note: Assumes mid-year convention discounting for cash flows in CY2008-CY2012. Terminal value based on LTM EBITDA in year 5 is discounted 5 years. WACC analysis suggests 11.93% based on risk free rate of 4.83% (10 year average of 10 year U.S. Treasury as of 4-Feb-2008), risk premium of 5.16% (Ibbotson) and GYI beta of 1.65 (Barra historical beta), cost of debt of 8.5% and current capitalization.

1 Assumes discount rate of 12.0% and exit EBITDA multiple of 5.5x. Incremental revenue growth and operating margin sensitivities show increase or decrease for each year of the GYI management 20% currency affected plan. For example if management plan revenue growth in a given year is 10% and operating margin is 30%, in the (5.0%) case revenue growth and (5.0%) operating margin case, the sensitivity revenue growth is 5% and operating margin is 25%. The change applies to every year of the projected period CY2008-CY2012. D&A, capex, eso, and tax rates are constant with GYI management plan estimates for ‘08-’12.

Financial Analysis 36

Goldman Sachs

Illustrative 5-Year Discounted Cash Flow Analysis

30% Currency Affected Revenue Scenario – Terminal Value Multiple Method ($ per share)

Implied Share Price

WACC

Terminal Multiple of 2012E EBITDA

4.5x 5.5x 6.5x 7.5x

10.0% $ 28.59 $ 32.40 $ 36.18 $ 39.94

11.0% 27.59 31.25 34.86 38.46

12.0% 26.64 30.14 33.60 37.05

13.0% 25.73 29.08 32.41 35.72

14.0% 24.87 28.08 31.27 34.44

Implied Share Price1

Incr. FY08E-FY12E

Operating Margin

Incremental FY08E-FY12E Annual Revenue Growth

(5.0%) (2.5%) 0.0% 2.5% 5.0%

(5.0%) $22.33 $23.95 $25.72 $27.65 $29.75

(2.5%) 24.14 25.95 27.93 30.09 32.43

0.0% 25.94 27.95 30.14 32.51 35.09

2.5% 27.74 29.95 32.33 34.93 37.74

5.0% 29.55 31.92 34.51 37.33 40.39

Source: Projections per GYI management

Note: Assumes mid-year convention discounting for cash flows in CY2008-CY2012. Terminal value based on LTM EBITDA in year 5 is discounted 5 years. WACC analysis suggests 11.93% based on risk free rate of 4.83% (10 year average of 10 year U.S. Treasury as of 4-Feb-2008), risk premium of 5.16% (Ibbotson) and GYI beta of 1.65 (Barra historical beta), cost of debt of 8.5% and current capitalization.

1 Assumes discount rate of 12.0% and exit EBITDA multiple of 5.5x. Incremental revenue growth and operating margin sensitivities show increase or decrease for each year of the GYI management 30% currency affected plan. For example if management plan revenue growth in a given year is 10% and operating margin is 30%, in the (5.0%) case revenue growth and (5.0%) operating margin case, the sensitivity revenue growth is 5% and operating margin is 25%. The change applies to every year of the projected period CY2008-CY2012. D&A, capex, eso, and tax rates are constant with GYI management plan estimates for ‘08-’12.

Financial Analysis 37

Goldman Sachs

IV. LBO Analysis

LBO Analysis 38

Goldman Sachs

Illustrative LBO Credit Statistics

Management Plan - 3.0x Total Leverage ($ in millions)

2004 2005 2006 2007A 2008E 2009E 2010E 2011E 2012E

Total Revenue $622.3 $733.2 $806.6 $857.6 $940.0 $1,008.0 $1,087.7 $1,163.6 $1,255.7

Revenue growth 17.8% 10.0% 6.3% 9.6% 7.2% 7.9% 7.0% 7.9%

GAAP EBITDA $224.4 $284.2 $297.1 $293.5 $323.2 $351.1 $384.3 $418.8 $466.3

Non-Cash Compensation $0.6 $1.3 $15.3 $14.3 $19.8 $20.2 $20.7 $21.3 $21.8

One-Time Items1 $1.5 $0.0 $1.6 $6.0

Pro Forma Adjusted EBITDA $226.5 $285.5 $314.0 $313.8 $343.0 $371.3 $405.1 $440.1 $488.1

EBITDA margin 36.4% 38.9% 38.9% 36.6% 36.5% 36.8% 37.2% 37.8% 38.9%

Free Cash Flow: Pro Forma

PF Adj. EBITDA $313.8 $343.0 $371.3 $405.1 $440.1 $488.1

Interest Expense 77.7 71.7 58.1 42.1 24.2 7.5

Interest Income 1.8 1.8 1.8 1.8 1.8 4.0

Cash Interest Expense, net 75.9 70.0 56.3 40.3 22.5 3.5

Cash Taxes 49.5 55.9 72.3 92.2 111.6 136.6

Capex 62.9 62.6 62.5 60.8 61.2 61.9

Increase in Working Capital 8.2 1.7 1.8 2.1 2.0 2.4

Free Cash Flow for Debt Service $117.3 $152.7 $178.4 $209.7 $242.8 $283.7

Cumulative Free Cash Flow for Debt Service $152.7 $331.2 $540.9 $783.7 $1,067.4

Capitalization and Credit Statistics:

Revolver $0.0 $0.0 $0.0 $0.0 $0.0 $0.0

First Lien Term Loan 941.4 788.6 610.2 400.5 157.7 0.0

First Lien Secured Debt $941.4 $788.6 $610.2 $400.5 $157.7 $0.0

Second Lien Secured Debt $0.0 $0.0 $0.0 $0.0 $0.0 $0.0

Total Secured Debt $941.4 $788.6 $610.2 $400.5 $157.7 $0.0

Senior Notes $0.0 $0.0 $0.0 $0.0 $0.0 $0.0

Total Senior Debt $941.4 $788.6 $610.2 $400.5 $157.7 $0.0

Total Debt 941.4 788.6 610.2 400.5 157.7 0.0

PF Adj. EBITDA / Interest Expense 4.0x 4.8x 6.4x 9.6x 18.2x 65.3x

(PF Adj. EBITDA - Capex) / Interest Expense 3.2x 3.9x 5.3x 8.2x 15.6x 57.1x

First Lien Senior Secured Debt / PF Adj. EBITDA 3.0x 2.3x 1.6x 1.0x 0.4x 0.0x

Senior Secured Debt / PF Adj. EBITDA 3.0x 2.3x 1.6x 1.0x 0.4x 0.0x

Total Senior Debt / PF Adj. EBITDA 3.0x 2.3x 1.6x 1.0x 0.4x 0.0x

Total Debt / PF Adj. EBITDA 3.0x 2.3x 1.6x 1.0x 0.4x 0.0x

Total Debt / (PF Adj. EBITDA - Capex) 3.8x 2.8x 2.0x 1.2x 0.4x 0.0x

Total Net Debt / PF Adj. EBITDA 2.8x 2.2x 1.5x 0.9x 0.2x -0.4x

Source: Management plan estimates per GYI management

Note: 2004-2006 figures reflect restated numbers; 2007 actuals are preliminary pre-audit figures per GYI management

1 Includes expenses due to exchange fees related to the exchange of debentures (2004), stock option expense review (2006-2007), deal costs relating to aborted acquisition of Jupiter Media (2007) and fees related to potential transaction (2007).

LBO Analysis 39

Goldman Sachs

Illustrative LBO Credit Statistics

Management Plan - 4.0x Total Leverage ($ in millions)

2004 2005 2006 2007A 2008E 2009E 2010E 2011E 2012E

Total Revenue $622.3 $733.2 $806.6 $857.6 $940.0 $1,008.0 $1,087.7 $1,163.6 $1,255.7

Revenue growth 17.8% 10.0% 6.3% 9.6% 7.2% 7.9% 7.0% 7.9%

GAAP EBITDA $224.4 $284.2 $297.1 $293.5 $323.2 $351.1 $384.3 $418.8 $466.3

Non-Cash Compensation $0.6 $1.3 $15.3 $14.3 $19.8 $20.2 $20.7 $21.3 $21.8

One-Time Items1 $1.5 $0.0 $1.6 $6.0

Pro Forma Adjusted EBITDA $226.5 $285.5 $314.0 $313.8 $343.0 $371.3 $405.1 $440.1 $488.1

EBITDA margin 36.4% 38.9% 38.9% 36.6% 36.5% 36.8% 37.2% 37.8% 38.9%

Free Cash Flow: Pro Forma

PF Adj. EBITDA $313.8 $343.0 $371.3 $405.1 $440.1 $488.1

Interest Expense 118.5 113.6 102.1 88.5 73.5 54.3

Interest Income 1.8 1.8 1.8 1.8 1.8 1.8

Cash Interest Expense, net 116.7 111.8 100.4 86.7 71.7 52.6

Cash Taxes 34.1 40.0 55.8 75.4 93.8 118.9

Capex 62.9 62.6 62.5 60.8 61.2 61.9

Increase in Working Capital 8.2 1.7 1.8 2.1 2.0 2.4

Free Cash Flow for Debt Service $91.9 $126.8 $150.8 $180.0 $211.4 $252.4

Cumulative Free Cash Flow for Debt Service $126.8 $277.6 $457.6 $669.0 $921.4

Capitalization and Credit Statistics:

Revolver $0.0 $0.0 $0.0 $0.0 $0.0 $0.0

First Lien Term Loan 941.4 814.6 663.7 483.7 272.3 20.0

First Lien Secured Debt $941.4 $814.6 $663.7 $483.7 $272.3 $20.0

Second Lien Secured Debt $0.0 $0.0 $0.0 $0.0 $0.0 $0.0

Total Secured Debt $941.4 $814.6 $663.7 $483.7 $272.3 $20.0

Senior Notes $313.8 $313.8 $313.8 $313.8 $313.8 $313.8

Total Senior Debt $1,255.1 $1,128.4 $977.5 $797.5 $586.1 $333.7

Total Debt 1,255.1 1,128.4 977.5 797.5 586.1 333.7

PF Adj. EBITDA / Interest Expense 2.6x 3.0x 3.6x 4.6x 6.0x 9.0x

(PF Adj. EBITDA - Capex) / Interest Expense 2.1x 2.5x 3.0x 3.9x 5.2x 7.8x

First Lien Senior Secured Debt / PF Adj. EBITDA 3.0x 2.4x 1.8x 1.2x 0.6x 0.0x

Senior Secured Debt / PF Adj. EBITDA 3.0x 2.4x 1.8x 1.2x 0.6x 0.0x

Total Senior Debt / PF Adj. EBITDA 4.0x 3.3x 2.6x 2.0x 1.3x 0.7x

Total Debt / PF Adj. EBITDA 4.0x 3.3x 2.6x 2.0x 1.3x 0.7x

Total Debt / (PF Adj. EBITDA - Capex) 5.0x 4.0x 3.2x 2.3x 1.5x 0.8x

Total Net Debt / PF Adj. EBITDA 3.8x 3.1x 2.5x 1.8x 1.2x 0.6x

Source: Management plan estimates per GYI management

Note: 2004-2006 figures reflect restated numbers; 2007 actuals are preliminary pre-audit figures per GYI management

1 Includes expenses due to exchange fees related to the exchange of debentures (2004), stock option expense review (2006-2007), deal costs relating to aborted acquisition of Jupiter Media (2007) and fees related to potential transaction (2007).

LBO Analysis 40

Goldman Sachs

Preliminary LBO Returns Analysis

IRR Sensitivity to Offer Price and LTM Exit Multiple Management Plan – 5% Equity Allocation to Employees

Total Leverage at 3x LTM EBITDA Multiple

LTM EBITDA Mult.

% Premium

Exit LTM

EBITDA Multiple

Offer Price

6.3 x 6.8 x 7.2 x 7.7 x 8.2 x

22.6% 31.0% 40.3% 49.7% 59.1%

$32.75 $35.00 $37.50 $40.00 $42.50

4.5x 14.2% 11.6% 9.1% 6.9% 4.9%

5.5x 18.5% 15.8% 13.2% 10.9% 8.9%

6.5x 22.3% 19.5% 16.9% 14.5% 12.4%

7.5x 25.7% 22.8% 20.1% 17.6% 15.5%

Total Leverage at 4x LTM EBITDA Multiple

LTM EBITDA Mult.

% Premium

Exit LTM

EBITDA Multiple

Offer Price

6.3 x 6.8 x 7.2 x 7.7 x 8.2 x

22.6% 31.0% 40.3% 49.7% 59.1%

$32.75 $35.00 $37.50 $40.00 $42.50

4.5x 16.2% 12.7% 9.5% 6.7% 4.3%

5.5x 21.6% 18.0% 14.6% 11.7% 9.2%

6.5x 26.2% 22.4% 18.9% 15.9% 13.3%

7.5x 30.2% 26.3% 22.7% 19.6% 16.9%

Source: Management plan estimates per GYI management

Note: Assumes LIBOR floor of 3.50%, $50mm minimum cash balance, and exit in year five. All total leverage scenarios assume 3.00x LTM EBITDA (Dec-2007) Bank Debt at L+475bps, with remaining leverage assumed to be subordinated notes at 13%.

LBO Analysis 41

Goldman Sachs

Preliminary LBO Returns Analysis

IRR Sensitivity to Offer Price and LTM Exit Multiple Management Plan – 10% Equity Allocation to Employees

Total Leverage at 3x LTM EBITDA Multiple

LTM EBITDA Mult.

% Premium

Exit LTM

EBITDA Multiple

Offer Price

6.3 x 6.8 x 7.2 x 7.7 x 8.2 x

22.6% 31.0% 40.3% 49.7% 59.1%

$ 32.75 $ 35.00 $ 37.50 $ 40.00 $ 42.50

4.5x 12.9% 10.4% 7.9% 5.7% 3.8%

5.5x 17.2% 14.6% 12.0% 9.7% 7.7%

6.5x 21.0% 18.3% 15.6% 13.3% 11.2%

7.5x 24.3% 21.5% 18.8% 16.4% 14.2%

Total Leverage at 4x LTM EBITDA Multiple

LTM EBITDA Mult.

% Premium

Exit LTM

EBITDA Multiple

Offer Price

6.3 x 6.8 x 7.2 x 7.7 x 8.2 x

22.6% 31.0% 40.3% 49.7% 59.1%

$ 32.75 $ 35.00 $ 37.50 $ 40.00 $ 42.50

4.5x 15.0% 11.5% 8.3% 5.6% 3.2%

5.5x 20.3% 16.7% 13.4% 10.5% 8.0%

6.5x 24.9% 21.1% 17.6% 14.7% 12.1%

7.5x 28.8% 25.0% 21.4% 18.3% 15.7%

Source: Management plan estimates per GYI management

Note: Assumes LIBOR floor of 3.50%, $50mm minimum cash balance, and exit in year five. All total leverage scenarios assume 3.00x LTM EBITDA (Dec-2007) Bank Debt at L+475bps, with remaining leverage assumed to be subordinated notes at 13%.

LBO Analysis 42

Goldman Sachs

Preliminary LBO Returns Analysis

IRR Sensitivity to Offer Price and LTM Exit Multiple Management Plan – 15% Equity Allocation to Employees

Total Leverage at 3x LTM EBITDA Multiple

LTM EBITDA Mult.

% Premium

Exit LTM

EBITDA Multiple

Offer Price

6.3 x 6.8 x 7.2 x 7.7 x 8.2 x

22.6% 31.0% 40.3% 49.7% 59.1%

$ 32.75 $ 35.00 $ 37.50 $ 40.00 $ 42.50

4.5x 11.6% 9.1% 6.7% 4.5% 2.6%

5.5x 15.9% 13.3% 10.7% 8.5% 6.5%

6.5x 19.6% 16.9% 14.3% 12.0% 9.9%

7.5x 22.9% 20.1% 17.4% 15.1% 12.9%

Total Leverage at 4x LTM EBITDA Multiple

LTM EBITDA Mult.

% Premium

Exit LTM

EBITDA Multiple

Offer Price

6.3 x 6.8 x 7.2 x 7.7 x 8.2 x

22.6% 31.0% 40.3% 49.7% 59.1%

$ 32.75 $ 35.00 $ 37.50 $ 40.00 $ 42.50

4.5x 13.7% 10.3% 7.1% 4.4% 2.1%

5.5x 19.0% 15.4% 12.1% 9.2% 6.8%

6.5x 23.4% 19.7% 16.3% 13.4% 10.8%

7.5x 27.4% 23.5% 20.0% 17.0% 14.3%

Source: Management plan estimates per GYI management

Note: Assumes LIBOR floor of 3.50%, $50mm minimum cash balance; and exit in year five. All total leverage scenarios assume 3.00x LTM EBITDA (Dec-2007) Bank Debt at L+475bps, with remaining leverage assumed to be subordinated notes at 13%.

LBO Analysis 43

Goldman Sachs

Appendix A: Comparison of Selected Companies

Comparison of Selected Companies 44

Goldman Sachs

Comparison of Selected Companies

($ in millions, except per share data)

Company	Closing Price 4-Feb-2008	% of 52 Week High	Equity Market Cap	Enterprise Value	Enterprise Value / EBITDA 2007	Enterprise Value / EBITDA 2008	Enterprise Value / EBITDA 2009	Calendarized P/E Multiples 2007	Calendarized P/E Multiples 2008	Calendarized P/E Multiples 2009	5-Year EPS CAGR	2008 PE/5-Year EPS CAGR
Getty Images Inc.	**$ 26.72**	**48 %**	**$ 1,628**	**$ 1,608**	**5.5 x**	**5.3 x**	**5.1 x**	**12.0 x**	**13.0 x**	**12.0 x**	**10.0 %**	**1.3 x**
Jupitermedia Corp.	$ 3.32	33 %	$ 120	$ 201	7.4 x	6.4 x	6.6 x	66.4 x	28.9 x	14.4 x	10.0 %	2.9 x
Related Companies												
Adobe Systems Inc.	$ 35.21	73 %	$ 20,355	$ 18,361	11.9 x	10.8 x	10.0 x	21.6 x	19.0 x	16.5 x	15.0 %	1.3 x
Avid Technology Inc.	20.04	52	830	606	11.1	11.0	8.0	16.3	25.1	20.4	12.0	2.1
Harte Hanks	16.45	58	1,160	1,396	6.9	7.3	6.7	13.1	12.8	11.8	10.5	1.2
Interpublic Group of Companies Inc.	8.97	68	4,228	5,863	10.3	7.2	6.6	47.2	17.9	13.7	10.0	1.8
Omnicom Group Inc.	47.01	86	15,375	18,166	9.8	9.0	8.6	15.9	14.2	12.7	12.0	1.2
WPP Group plc	12.56	81	15,442	18,498	9.1	8.3	7.8	14.3	12.6	11.5	11.0	1.1
Mean		70 %			9.9 x	8.9 x	7.9 x	21.4 x	16.9 x	14.4 x	11.7 %	1.4 x
Median		71			10.0	8.7	7.9	16.1	16.1	13.2	11.5	1.2
Overall Comparative Metrics												
Mean		64 %			9.5 x	8.6 x	7.7 x	27.8 x	18.6 x	14.4 x	11.5 %	1.7 x
Median		68			9.8	8.3	7.8	16.3	17.9	13.7	11.0	1.3

Source: Latest publicly available financial statements. Enterprise Value based on diluted shares outstanding. EBITDA and EPS are based on IBES median estimates and/or other Wall Street research. All research estimates have been calendarized to December.

Comparison of Selected Companies 45

Goldman Sachs

Appendix B: Additional Exhibits

Additional Exhibits 46

Goldman Sachs

Weighted Average Cost of Capital
Methodology

Unlevered Beta Calculation

	Market Values		Levered Beta (2)	Tax Rate	Net Debt(1-t) / Equity	1+ Net Debt(1-t) / Equity	(Levered Beta) 1+ Net Debt(1-t) / Equity
	Equity (1)	Debt					
Omnicom Group Inc.	$ 15,375	$ 3,207	1.23	35%	0.11	1.11	1.11
Interpublic Group of Companies Inc	4,228	2,606	1.55	35%	0.16	1.16	1.33
Adobe Systems Inc.	20,355	0	1.68	35%	(0.06)	0.94	1.79
Avid Technology Inc.	830	0	1.24	35%	(0.15)	0.85	1.46

Median Asset Beta: 1.40

Implied WACC using Median Asset Beta

	Risk Free Rate (3)	Risk Premium (4)	Levered Beta	Cost of Debt	Cost of Equity	Debt Capitalization	Equity Capitalization	WACC
Getty Images	4.83%	5.16%	1.41	8.50%	12.10%	18.30%	81.70%	10.89%

Implied WACC using Getty Historical Beta

	Risk Free Rate (3)	Risk Premium (4)	Levered Beta	Cost of Debt	Cost of Equity	Debt Capitalization	Equity Capitalization	WACC
Getty Images	4.83%	5.16%	1.65	8.50%	13.36%	18.30%	81.70%	11.93%

[1] Market Values as of 04-Feb-2008.
[2] Historical Barra levered Beta.
[3] Risk Free Rate calculated as 10 year average of 10 year Treasury as of 04-Feb-2008.
[4] Equity Risk Premium per Ibbotson Long Horizon Equity Risk Premium.
Note: All market values in U.S. dollars; Harte Hanks not included in the WACC analysis because their beta is an outlier with the peer group. WPP not included in the WACC analysis because their levered beta was not available.

Additional Exhibits 47

Goldman Sachs

Historical Revenue Trends and 2008 Management Projections

($ in millions)

2005 2006 2007 2008

Total Revenue Q1 Q2 Q3 Q4 FYE Q1 Q2 Q3 Q4 FYE Q1 Q2 Q3 Q4 FYE Q1 Q2 Q3 Q4 FYE

Rights Managed / Rights Ready $ 80.0 $ 78.8 $ 78.1 $ 79.0 $ 315.9 $ 85.1 $ 82.2 $ 76.0 $ 75.3 $ 318.6 $ 78.8 $ 76.2 $ 68.2 $ 68.2 $ 291.3 $ 65.5 $ 68.0 $ 65.0 $ 68.1 $ 266.7

Royalty Free 62.4 70.6 70.8 69.1 272.9 70.9 73.2 71.5 71.3 286.8 70.2 66.1 60.5 58.9 255.8 56.6 58.4 56.2 56.8 228.1

Service Fees 0.9 1.1 1.1 1.5 4.6 0.9 1.3 1.7 2.1 6.0 1.6 1.7 2.2 2.2 7.7 2.0 2.2 2.5 2.3 9.0

Total Creative Stills 143.3 150.5 150.0 149.6 593.4 156.9 156.8 149.2 148.7 611.5 150.6 144.0 130.9 129.3 554.8 125.3 129.9 125.1 128.6 508.9

YoY Growth - Creative Stills 9.6% 22.4% 21.4% 15.6% 17.1% 9.5% 4.2% -0.6% -0.3% 3.1% -7.4% -7.3% -10.3% -9.5% -8.6% -16.8% -9.7% -4.4% -0.5% -8.3%

Total Footage $ 10.1 $ 10.0 $ 8.5 $ 9.5 $ 38.1 $ 11.6 $ 10.8 $ 9.9 $ 10.7 $ 43.1 $ 11.3 $ 10.7 $ 10.0 $ 10.8 $ 42.9 $ 12.8 $ 13.6 $ 13.3 $ 14.4 $ 54.1

Total NSEA 20.7 20.9 21.5 22.0 85.1 22.9 25.1 25.3 26.6 99.9 26.6 36.0 36.5 38.3 137.5 41.3 44.6 46.3 44.5 176.7

YoY Growth - NSEA 28.2% 18.7% 13.3% 14.5% 18.3% 10.1% 20.2% 17.4% 20.5% 17.1% 16.3% 43.5% 44.4% 44.1% 37.7% 55.2% 23.6% 26.8% 16.2% 28.5%

New Products & Services 3.8 3.6 4.1 4.3 15.9 5.1 5.2 5.5 6.6 22.4 8.1 7.4 8.0 8.5 32.0 9.1 9.5 10.5 11.1 40.1

iStockphoto 2.7 5.0 5.7 8.0 21.5 12.7 15.6 18.8 24.8 71.9 34.9 40.2 43.0 45.9 164.0

YoY Growth - iStockphoto 366.5% 213.7% 228.0% 208.7% 235.1% 174.9% 158.1% 128.5% 85.0% 128.1%

Other 0.2 0.3 0.4 0.4 1.3 1.2 1.8 2.3 3.0 8.3 3.2 4.2 4.1 4.7 16.2 3.8 4.3 4.0 4.0 16.1

Contingency(7.5)(7.5)(7.5)(7.5)(30.1)

Total Revenue (Adj.) $ 178.1 $ 185.3 $ 184.5 $ 185.8 $ 733.7 $ 200.4 $ 204.6 $ 197.9 $ 203.6 $ 806.6 $ 212.6 $ 218.0 $ 208.9 $ 218.1 $ 857.6 $ 221.3 $ 236.9 $ 237.4 $ 244.4 $ 940.0

YoY Growth - Total Revenue 13.8% 23.3% 20.2% 14.6% 17.9% 12.8% 10.5% 7.4% 9.5% 10.0% 6.1% 6.5% 5.5% 7.1% 6.3% 4.1% 8.7% 13.6% 12.0% 9.6%

Source: GYI management

Note: 2005 revenue numbers do not reflect restated numbers

Additional Exhibits 48

Goldman Sachs

Historical EBITDA and EBIT

Quarterly by Segment

($ in millions)

	2006					2007				
	Q1	Q2	Q3	Q4	FYE	Q1	Q2	Q3	Q4	FYE
EBITDA (Adj.)	$ 77.2	$ 80.0	$ 78.2	$ 78.6	$ 314.0	$ 83.5	$ 80.8	$ 71.7	$ 77.7	$ 313.8
Margin	*38.5%*	*39.1%*	*39.5%*	*38.6%*	*38.9%*	*39.3%*	*37.1%*	*34.4%*	*35.6%*	*36.6%*
EBIT (Adj.)	$ 58.6	$ 57.7	$ 54.2	$ 55.6	$ 226.0	$ 59.9	$ 54.8	$ 43.9	$ 49.0	$ 207.6
Margin	*29.2%*	*28.2%*	*27.4%*	*27.3%*	*28.0%*	*28.2%*	*25.1%*	*21.0%*	*22.5%*	*24.2%*

Source: GYI management financial statements and public filings

Additional Exhibits 49

Goldman Sachs

Selected Newspaper and Music Transactions1

2003 - Present

Trailing EBITDA Multiple

10.5x

GateHouse Media / Gannett (4 dailies)

10.7x

GateHouse Media / Copley Press (7 dailies, 2 weeklies)

9.6x

McClatchy / Avista (Minneapolis Star Tribune)

11.3x

DJ (Local Papers) / Community

10.0x

Local Investor Group / Philadelphia Inquirer and Daily News (McClatchy)

11.5x

MediaNews Group / McClatchy

(4 Newspapers)

10.3x

The McClatchy Company / Knight Ridder

10.3x

Fortress Capital / Liberty Group Publishing

13.1x

Lee Enterprises / Pulitzer

11.5x

Journal Register / 21st Century Newspapers

11.5x

Providence-Blackstone / Freedom Communications

Median = 10.7x

11.6x

Terra Firma Capital Partners / EMI Group

8.3x

Edgar Bronfman, THLee Partners, Bain Capital, Providence Equity / Warner Music Group (Time Warner)

Ann. Date Apr- 2007 Mar- 2007 Dec- 2006 Oct- 2006 May- 2006 May- 2006 Mar- 2006 May- 2005 Jan- 2005 Jul- 2004 Sep- 2003 Aug- 2007 Nov- 2003

Newspaper Music

Source: Public Filings

Additional Exhibits 50

Goldman Sachs

Appendix C: Leveraged Recapitalization / Stock Buyback Analysis

Leveraged Recapitalization / Stock Buyback Analysis 51

Goldman Sachs

Levered Recap Alternatives

GYI's Range of Alternatives

($ in millions)

Increasing Leverage

	Status Quo	Case 1	Case 2
Description	**$385mm total debt** Refinance extant convert and line of credit	**$630mm total debt** 2x LTM EBITDA Leverage	**$940mm total debt** 3x LTM EBITDA Leverage
Illustrative Cost of Debt	L+325bps	L+325bps, 96 OID	L+475bps, 96 OID
Repurchases	$0	$220	$517
One Time Repurchase as % of Market Cap	NA	13.4%	31.7%
PF Cash Balance	$365	$365	$365
Total Gross Debt	$385	$630	$940
Pro Forma Debt / LTM EBITDA (2007E)	1.2x	2.0x	3.0x
Illustrative Premia Paid	N/A	15%	20%
EPS Impact			
CY'08 /'12 Acc /(Dil)		3.8% / 8.2%	7.7% / 20.5%
'08-'12 EPS CAGR	16.5%	17.7%	19.8%

Note: Repurchase as % of market cap as of 04-Feb-08. Assumes LIBOR floor of 3.25% and 3.5% interest generated on cash. Status quo scenario assumes refinancing takes place at the end of Q12008. $385mm debt financing to refinance extant convertible, related taxes and line of credit. Case 1 and Case 2 assumed to take place at the end of Q1 2008

Leveraged Recapitalization / Stock Buyback Analysis 52

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Illustrative EPS Impact of Recapitalization

Summary EPS Accretion Analysis

	FY2008E	FY2009E	FY2010E	FY2011E	FY2012E	'08-'12 EPS CAGR
Status Quo EPS	$ 2.31	$ 2.61	$ 3.20	$ 3.65	$ 4.25	16.5%
YoY Growth	*4.0%*	*13.0%*	*22.8%*	*13.8%*	*16.7%*	
2x LTM EBITDA Leverage						
Pro Forma EPS	$ 2.40	$ 2.77	$ 3.43	$ 3.92	$ 4.60	17.7%
YoY Growth		*15.4%*	*24.0%*	*14.4%*	*17.3%*	
Accretion/Dilution	3.8%	6.0%	7.1%	7.6%	8.2%	
3x LTM EBITDA Leverage						
Pro Forma EPS	$ 2.49	$ 2.96	$ 3.74	$ 4.32	$ 5.13	19.8%
YoY Growth		*19.1%*	*26.4%*	*15.5%*	*18.5%*	
Accretion/Dilution	7.7%	13.5%	16.9%	18.6%	20.5%	

Source: Status Quo EPS based on EBIT, tax rate and WASO per GYI management plan per GYI management, and calculated interest income and expense based on status quo financing assumptions. Status Quo interest expense calculated assuming $385mm debt financing at 6.5% at the end of Q1 2008 (refinance extant convertible, related tax costs and existing line of credit). 2x LTM EBITDA Leverage and 3x LTM EBITDA Leverage cases are per their assumptions on p53. All cases assume interest income on cash at 3.5%

Leveraged Recapitalization / Stock Buyback Analysis 53

Goldman Sachs

Illustrative Value Impact of Recapitalization

EPS Impact: 2008E-2012E

$ 5.13

$ 5.30

$ 4.80 $ 4.32 $ 4.60

$ 4.30 $ 3.74 $ 3.92 $ 4.25

$ 3.80 $ 3.43

$ 2.96

$ 3.30 $ 3.65

$ 2.49

$ 2.80 $ 3.20

$ 2.77

$ 2.30 $ 2.40 $ 2.61

$ 2.31

$ 1.80

FY2008E FY2009E FY2010E FY2011E FY2012E

2x LTM EBITDA Leverage 3x LTM EBITDA Leverage Status Quo EPS

Stock Price Sensitivity – Present Value

Stock Price Sensitivity

P/E

‘08 EPS 10.0 x 12.0 x 14.0 x 16.0 x

Status Quo $ 2.31 $ 23.10 $ 27.72 $ 32.33 $ 36.95

2x LTM EBITDA Leverage $ 2.40 23.98 28.77 33.57 $ 38.36

3x LTM EBITDA Leverage $ 2.49 24.88 29.86 34.83 $ 39.81

Stock Price Sensitivity

P/E1

‘10 EPS 10.0 x 12.0 x 14.0 x 16.0 x

Status Quo $ 3.20 $ 24.93 $ 29.92 $ 34.90 $ 39.89

2x LTM EBITDA Leverage $ 3.43 $ 26.69 $ 32.03 $ 37.36 $ 42.70

3x LTM EBITDA Leverage $ 3.74 $ 29.13 $ 34.96 $ 40.79 $ 46.61

Note: Present value of 2010 share price based on discount rate of 13.4% (risk free rate of 4.83% (10 year Treasury as of 04-Feb-2008), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra historical beta))

Leveraged Recapitalization / Stock Buyback Analysis 54